UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2005

                          BIOACCELERATE HOLDINGS, INC.

               (Exact Name of Registrant as Specified in Charter)

           Nevada                        333-43126                87-0650219
(State or Other Jurisdiction            (Commission             (IRS Employer
   of Incorporation)                    File Number)         Identification No.)

                712 Fifth Avenue, 19th Floor, New York, N Y 10019
               (Address of principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 897-6849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

(a) In connection with the Private Placement referred to in the Registrant's Current Report on Form 8-K dated October 14, 2005, the Registrant consummated a second closing on October 24, 2005, at which the Registrant sold 170,668 shares of its Series A Preferred Stock for an aggregate purchase price of $1,024,008 and issued to those investors Warrants to acquire, in the aggregate, 341,336 Warrant Shares. The Registrant also delivered 682,672 Cynat Shares and 682,672 Genaderm Shares, in the aggregate, to those investors. To date, the Registrant has sold an aggregate of 3,299,437 shares of its Series A Preferred Stock for an aggregate purchase price of $20,773,118 and issued to those investors Warrants to acquire, in the aggregate, 6,598,859 Warrant Shares. The Registrant also delivered 13,197,728 Cynat Shares and 13,197,728 Genaderm Shares, in the aggregate, to those investors. Of the aggregate $20,773,118 invested in the Private Placement to date, $3,002,538 was paid in cash and $17,770,580 was paid through conversion, on a dollar-for-dollar basis, of outstanding indebtedness of the Registrant to investors.

In connection with the Private Placement to date, the Registrant has paid to its placement agent and other participating agents, in the aggregate, cash fees of $298,453.80, issued Placement Agent Warrants to acquire 198,970 Placement Agent Warrant Shares and paid to its placement agent the aggregate sum of $89,536.14 for the Non-Accountable Expense Allowance.

The descriptions of the terms and conditions of the material agreements entered into in connection with the Private Placement are specifically incorporated herein by reference to the Registrant's Current Report on Form 8-K dated October 14, 2005. Copies of such agreements have been filed as exhibits to such Current Report on Form 8-K and are specifically incorporated herein by reference. The terms of the Series A Preferred Stock have been set forth in the Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Registrant (the "Amended Certificate of Designations") which has been filed with the Secretary of State of Nevada. The Amended Certificate of Designations is filed as Exhibit 10.13 to this Current Report on Form 8-K and is specifically incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 Unregistered Sales of Equity Securities.

(a) In connection with the Private Placement, the Registrant consummated a second closing on October 24, 2005, at which the Registrant sold 170,668 shares of its Series A Preferred Stock for an aggregate purchase price of $1,024,008 and issued to those investors Warrants to acquire, in the aggregate, 341,336 Warrant Shares. The Registrant also delivered 682,672 Cynat Shares and 682,672 Genaderm Shares, in the aggregate, to those investors. To date, the Registrant has sold an aggregate of 3,299,437 shares of its Series A Preferred Stock for an aggregate purchase price of $20,773,118 and issued to those investors Warrants to acquire, in the aggregate, 6,598,859 Warrant Shares. The Registrant also delivered 13,197,728 Cynat Shares and 13,197,728 Genaderm Shares, in the aggregate, to those investors.

(b) Of the aggregate $20,773,118 invested in the Private Placement to date, $3,002,538 was paid in cash and $17,770,580 was paid through conversion, on a dollar-for-dollar basis, of outstanding indebtedness of the Registrant to investors. In connection with the Private Placement to date, the Registrant has paid to its placement agent and other participating agents, in the aggregate, cash fees of $298,453.80, issued Placement Agent Warrants to acquire 198,970 Placement Agent Warrant Shares and paid to its placement agent the aggregate sum of $89,536.14 for the Non-Accountable Expense Allowance.

(c) The sales of the securities in the Private Placement were made by the Registrant in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the "Act"), including Section 4(2) of the Act and/or Rule 506 under Regulation D promulgated pursuant to the Act. The Registrant reasonably believes that the securities were sold only to "accredited investors", as such term is defined under Rule 501(e) under Regulation D promulgated pursuant to the Act, without general solicitation or general advertising, and with limitations on resale in accordance with Rule 502(d) under Regulation D promulgated pursuant to the Act and intends to file the necessary notice of sales pursuant to Rule 503 under Regulation D promulgated pursuant to the Act within the time period required thereby.

(d) The description of the terms of conversion or exercise of the securities sold in the Private Placement are specifically incorporated herein by reference to the Registrant's Current Report on Form 8-K dated October 14, 2005.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Exhibits.

(c) Exhibits.

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

The following exhibits are filed with this report:

10.13 Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock

                         [Signature on following page.]

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Bioaccelerate Holdings, Inc.

                          By:  /s/Lee Cole
                          ---------------------------------
                          Lee Cole
                          Chairman

                          Date: October 28,  2005

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

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

10.13 Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Shares



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